UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2015

OUTFRONT Media Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the registration statement on Form S-4 relating to the offer by Outfront Media Capital LLC and Outfront Media Capital Corporation (together, the “Issuers”) to exchange up to $100,000,000 aggregate principal amount of the Issuers’ 5.625% Senior Notes due 2024 registered under the Securities Act of 1933, which are guaranteed by OUTFRONT Media Inc. (the “Company”) and certain of its other subsidiaries, for any and all of the Issuers’ outstanding 5.625% Senior Notes due 2024, which were issued on March 30, 2015, that the Company expects to file with the Securities and Exchange Commission (the “SEC”) promptly after filing this Current Report on Form 8-K with the SEC, the following financial statements are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

•	the unaudited interim condensed combined financial statements of certain outdoor advertising businesses of Van Wagner Communications, LLC and notes thereto as of and for the nine months ended September 30, 2014; and

•	the audited combined financial statements of certain outdoor advertising businesses of Van Wagner Communications, LLC and notes thereto as of and for the year ended December 31, 2013.

In addition, unaudited pro forma condensed consolidated financial information and notes thereto relating to the Company’s acquisition of certain outdoor advertising businesses of Van Wagner Communications, LLC for the year ended December 31, 2014 is attached as Exhibit 99.3 and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

The Company has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “would,” “may,” “might,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “projects,” “predicts,” “estimates,” “forecast” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to the Company’s capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: declines in advertising and general economic conditions; competition; government regulation; the Company’s inability to increase the number of digital advertising displays in its portfolio; taxes, fees and registration requirements; the Company’s ability to obtain and renew key municipal concessions on favorable terms; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; environmental, health and safety laws and regulations; seasonal variations; acquisitions and other strategic transactions that the Company may pursue could have a negative effect on its results of operations; consummating the sale of the Company’s equity interests in certain of its subsidiaries, which hold all of the assets of its outdoor advertising business in Latin America, may be more difficult, costly or time consuming than expected and the anticipated benefits may not be fully realized; dependence on the Company’s management team and advertising executives; the ability of the Company’s board of directors to cause it to issue additional shares of stock without stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of the Company; the Company’s rights and the rights of its stockholders to take action against its directors and officers are limited; the Company’s substantial indebtedness; restrictions in the agreements governing the Company’s indebtedness; incurrence of additional debt; interest rate risk exposure from the Company’s variable-rate indebtedness; the Company’s ability to generate cash to service its indebtedness; hedging transactions; establishing an operating partnership; asset impairment charges for goodwill; diverse risks in the Company’s international business; a breach of the Company’s security measures; failure to comply with regulations regarding privacy and data protection; failing to establish in a timely manner “OUTFRONT” as an independently recognized brand name with a strong reputation; the financial information included in the Company’s filings with the SEC may not be a reliable indicator of its future results; cash available for distributions; legislative, administrative, regulatory or other actions affecting real estate investment trusts (“REITs”), including positions taken by the Internal Revenue Service (the “IRS”); the Company’s failure to remain qualified to be taxed as a REIT; REIT ownership limits; REIT distribution requirements; availability of external sources of capital; the Company may face other tax liabilities even if it remains qualified to be taxed as a REIT; complying with REIT requirements may cause the Company to liquidate investments or forgo otherwise attractive opportunities; the Company’s ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); the Company’s planned use of TRSs may cause it to fail to remain qualified to be taxed as a REIT; complying with REIT requirements may limit the Company’s ability to hedge effectively; failure to meet the REIT income tests as a result of receiving non-qualifying income; even if the Company remains qualified to be taxed as a REIT, and it sells assets, it could be subject to tax on any unrealized net built-in gains in the assets held before electing to be treated as a REIT; the IRS may deem the gains from sales of the Company’s outdoor advertising assets to be subject to a 100% prohibited transaction tax; the Company’s lack of an operating history as a REIT; and the Company may not be able to engage in desirable strategic or capital-raising transactions as a result of its separation from CBS Corporation, and it could be liable for adverse tax consequences resulting from engaging in significant strategic or capital-raising transactions; and other factors described in the Company’s filings with the SEC, including but not limited to the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 6, 2015. All forward-looking statements in this Current Report on Form 8-K apply as of the date of this report or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited interim condensed combined financial statements of certain outdoor advertising businesses of Van Wagner Communications, LLC and notes thereto as of and for the nine months ended September 30, 2014.

99.2	Audited combined financial statements of certain outdoor advertising businesses of Van Wagner Communications, LLC and notes thereto as of and for the year ended December 31, 2013.

99.3	Unaudited pro forma condensed consolidated financial information and notes thereto relating to the Company’s acquisition of certain outdoor advertising businesses of Van Wagner Communications, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Donald R. Shassian
Name: Donald R. Shassian
Title: Executive Vice President and Chief Financial Officer

Date: November 18, 2015

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited interim condensed combined financial statements of certain outdoor advertising businesses of Van Wagner Communications, LLC and notes thereto as of and for the nine months ended September 30, 2014.

99.2	Audited combined financial statements of certain outdoor advertising businesses of Van Wagner Communications, LLC and notes thereto as of and for the year ended December 31, 2013.

99.3	Unaudited pro forma condensed consolidated financial information and notes thereto relating to the Company’s acquisition of certain outdoor advertising businesses of Van Wagner Communications, LLC.